Exhibit 99.1

The Dun & Bradstreet Corporation

Incentive Compensation Recoupment Policy

(Amended and Restated Effective January 1, 2018)

The Committee has determined that it is in the best interests of Dun & Bradstreet and the Corporation’s shareholders to adopt a policy providing for the potential recoupment of Covered Executives’ Incentive Compensation under certain circumstances.

EFFECTIVE DATE

The Committee initially adopted a recoupment policy applicable to Incentive Compensation awarded on or after January 1, 2013. The amended and restated version of the policy set forth in this document shall apply to all Incentive Compensation awarded on or after January 1, 2018. For this purpose, Incentive Compensation is considered awarded only when the Committee no longer has a discretionary right to cancel or not pay the Incentive Compensation. In addition, to the maximum extent that is legally permissible, this amended and restated version of the policy shall also apply to Incentive Compensation awarded prior to January 1, 2018; to the extent this amended and restated version of the policy does not apply to such Incentive Compensation, the initial version of the policy, as included in Attachment A, applies.

DEFINITIONS

For purposes of this Policy, the following terms shall have the meanings set forth below:

“Committee” shall mean the Compensation & Benefits Committee of the Board of Directors of the Corporation. In addition, in any case where this Policy provides for a decision or action by the Committee, the Board of Directors of the Corporation shall also have full power and authority to decide or act in such case.

“Corporation” shall mean The Dun & Bradstreet Corporation.

“Covered Executives” shall mean current and former officers and executives who are or were designated as officers for purposes of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended. A designation shall be recognized for purposes of the preceding sentence if it is made in accordance with Dun & Bradstreet’s applicable governance (as in effect at the time in question) for such designation. This Policy shall be binding and enforceable against Covered Executives’ beneficiaries, heirs, executors, administrators and other legal representatives.

“Dun & Bradstreet” shall mean the Corporation and its subsidiaries and affiliates.

“Incentive Compensation” shall mean all bonuses or awards under Dun & Bradstreet’s short and long-term incentive compensation plans, including cash, as well as grants and awards under Dun & Bradstreet’s equity compensation plans, as well as any other Dun & Bradstreet compensation that has an incentive element or that is similar to compensation that is otherwise Incentive Compensation, including spot bonuses.

DATA CLASSIFICATION: PUBLIC	1

“Policy” shall mean the incentive compensation recoupment policy set forth in this document.

RECOUPMENT OF INCENTIVE COMPENSATION

Restatement

The Committee may, in its sole discretion, in appropriate circumstances and to the extent permitted by applicable law, direct Dun & Bradstreet to recover the excess amount of any Incentive Compensation granted, awarded, vested or paid to a Covered Executive where:

1.	The grant, award, vesting or payment of the Incentive Compensation was based in whole or part on the achievement of certain financial results that were subsequently the subject of a restatement of the Corporation’s financial statements filed with the U.S. Securities and Exchange Commission due to the material noncompliance of the Corporation with any financial reporting requirements under the securities laws; and

2.	The Incentive Compensation that would have been granted, awarded, vested or paid based upon the financial results as restated is lower than the Incentive Compensation actually granted, awarded, vested or paid.

In exercising the Committee’s discretion under this Policy, the Committee may forego requiring recoupment of Incentive Compensation that was received by a Covered Executive more than three years before the date on which the Corporation is required to prepare an accounting restatement, to the extent that the Committee determines, in its sole discretion, that doing so would be consistent with the policies of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Section 954”).

Detrimental Conduct

Additionally, the Committee may, in its sole discretion, in appropriate circumstances and to the extent permitted by applicable law, direct Dun & Bradstreet to recover any Incentive Compensation granted, awarded, vested or paid to a Covered Executive where it determines, in its sole discretion, that the Covered Executive has engaged in the following activities:

a.	disclosed or used any Proprietary Information (as defined in Dun & Bradstreet’s Employee Agreement (Equity Recipients) or any successor agreement or policy thereto) in any capacity other than as appropriate in the performance of the duties assigned to the Covered Executive by Dun & Bradstreet during employment with Dun & Bradstreet;

b.	during employment with Dun & Bradstreet, became directly or indirectly employed by, or directly or indirectly provided services to, any Dun & Bradstreet competitor;

c.	during employment with Dun & Bradstreet, attempted directly or indirectly to induce any Dun & Bradstreet employee to leave Dun & Bradstreet for a reason detrimental to Dun & Bradstreet’s interests, or to become directly or indirectly employed by, or to directly or indirectly perform services for, a Dun & Bradstreet competitor;

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d.	engaged in other conduct or took other actions that the Committee reasonably deems to be detrimental to Dun & Bradstreet’s interests, including but not limited to making denigrating or disparaging statements about Dun & Bradstreet, its team members and/or its directors to the media or financial analysts;

e.	engaged in any of the following activities that results in the termination of the Covered Executive’s employment: (i) a violation of Dun & Bradstreet’s policies and procedures, including but not limited to a substantial violation of Dun & Bradstreet’s Code of Conduct or any successor policy thereto leading to reputational and/or financial harm; (ii) criminal activity; (iii) gross insubordination; or (iv) gross negligence in the performance of duties;

f.	acted or omitted to act, including but not limited to a Covered Executive’s failure in his or her responsibility to manage or monitor conduct or risks, which actions or omissions have caused or are reasonably expected to cause reputational harm to Dun & Bradstreet, whether or not such harm actually occurs; or

g.	violated the terms of Dun & Bradstreet’s Employee Agreement (Equity Recipients) or any successor agreement or policy thereto.

AMOUNT OF RECOUPMENT

Restatement

Dun & Bradstreet shall have the right to recover from the Covered Executive that amount up to what the Committee determines, in its sole discretion, is the amount by which the Incentive Compensation actually granted, awarded, vested or paid exceeds the Incentive Compensation that would have been granted, awarded, vested or paid based on the restated financial results.

Where a performance measure was a factor in determining the amount of Incentive Compensation granted, awarded, vested or paid, but the Incentive Compensation is not granted, awarded, vested or paid on a formulaic basis (or where the excess amount of Incentive Compensation otherwise cannot be calculated based solely on comparing the original and restated financials), the Committee will determine the amount, if any, by which the Incentive Compensation will be reduced. The Committee will make this determination in its sole discretion and based upon considering the purposes of Section 954.

Detrimental Conduct

In the case of recoupment due to detrimental conduct, Dun & Bradstreet shall have the right to recover from the Covered Executive that amount up to what the Committee determines, in its sole discretion, is an appropriate amount considering all the facts and circumstances. In making this determination, the Committee may consider all relevant information, including, but not limited to: (i) the materiality of the injury to the Company, including the magnitude of any consequent losses to Dun & Bradstreet or its shareholders; (ii) the Covered Executive’s relative fault or degree of involvement; (iii) whether the action or omission was intentional or negligent; and (iv) other employment discipline that has been applied.

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SOURCES OF RECOUPMENT

The Committee shall determine whether Dun & Bradstreet shall effect any such recoupment: (i) by seeking repayment directly from the Covered Executive or the assets of the Covered Executive; (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that is otherwise payable to the Covered Executive under any compensatory plan, program, or arrangement maintained by Dun & Bradstreet, including by canceling outstanding equity awards; (iii) by withholding future compensation that otherwise would be provided in accordance with Dun & Bradstreet’s usually applicable compensation practices; or (iv) by any combination of the foregoing. However, no recoupment shall be made from any “nonqualified deferred compensation plan” (as defined in Treasury Regulation § 1.409A-1(a)(1)) except to the extent the recoupment can be made without triggering noncompliance with Internal Revenue Code Section 409A(a)(1).

The Committee may forego requiring recoupment of Incentive Compensation if it determines, in its sole discretion, that recovery would be impracticable.

Dun & Bradstreet shall not indemnify any Covered Executive against the loss of any Incentive Compensation recouped pursuant to this Policy or for any costs or fees incurred by such Covered Executive in connection therewith.

BINDING EFFECT OF DETERMINATIONS

The Committee shall administer this Policy in its sole discretion. Any determination made by the Committee under this Policy shall be final, binding and conclusive on all parties.

SEVERABILITY

If any provision of this Policy or the application of any such provision to any Covered Executive shall be adjudicated to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Policy, and the invalid, illegal or unenforceable provisions shall be deemed amended to the minimum extent necessary to render any such provision or application enforceable.

NO IMPAIRMENT OF OTHER REMEDIES

This Policy does not preclude Dun & Bradstreet from taking any other action to enforce a Covered Executive’s obligations to Dun & Bradstreet, including termination of employment or institution of civil or criminal proceedings.

This Policy shall not diminish, negate or otherwise adversely impact Dun & Bradstreet’s rights under Dun & Bradstreet’s Code of Conduct (or any successor policy thereto), Employee Agreement (Equity Recipients) (or any successor agreement or policy thereto) or any other agreement with a Covered Executive relating to misconduct, noncompetition, confidentiality or employment. Dun & Bradstreet’s rights under this Policy are in addition to all such other preserved rights.

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This Policy is in addition to the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 that are applicable to Dun & Bradstreet’s Chief Executive Officer and Chief Financial Officer.

WAIVERS AND AMENDMENTS

By written resolution of the Committee (or by other action that is effective Committee action under the Committee’s procedures at the time), this Policy may be waived, amended, modified or rescinded at any time in the sole discretion of the Committee.

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Attachment A

The Dun & Bradstreet Corporation

Incentive Compensation Recoupment Policy

(Adopted October 15, 2012)

The Compensation & Benefits Committee of the Board of Directors of The Dun & Bradstreet Corporation (“Corporation”) has determined that it is in its best interests of the Corporation and its subsidiaries and affiliates (collectively, “D&B”) and the Corporation’s shareholders to adopt a policy (“Policy”) providing for the potential recoupment of Covered Executives’ Incentive Compensation under certain circumstances.

EFFECTIVE DATE

This Policy shall apply to all Incentive Compensation awarded on or after January 1, 2013. For this purpose, Incentive Compensation is considered awarded only when the Committee no longer has a discretionary right to cancel or not pay the Incentive Compensation. In addition, to the maximum extent that is legally permissible, this Policy shall also apply to Incentive Compensation that is awarded prior to January 1, 2013, to the extent the award of Incentive Compensation is still outstanding as of January 1, 2013. For purposes of the preceding sentence, an award (or portion of an award) shall not be considered outstanding if:

1.	In the case on an option or stock appreciation right, it has been exercised;

2.	In the case of restricted stock or performance shares, all of the vesting and performance conditions applicable to such award (or portion of such award) have been met;

3.	In the case of restricted stock units or performance units, all of the vesting and performance conditions applicable to such award (or portion of such award) have been met and the award (or portion of such award) has been paid in cash, Company shares or other property to the award-holder (or in the event of the award-holders death, on behalf of the award-holder); and

4.	In the case of another type of award, if the Committee determines such award (or portion of such award) is not outstanding based upon applying the principles in clauses 1 through 3 above.

DEFINITIONS

For purposes of this Policy, the following terms shall have the meanings set forth below:

“Committee” shall mean the Compensation & Benefits Committee of the Board of Directors of the Corporation. In addition, in any case where this Policy provides for a decision or action by the Committee, the Board of Directors of the Corporation shall also have full power and authority to decide or act in such case.

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“Covered Executives” shall mean current and former officers and executives who are or were (i) designated as executive officers for purposes of Rule 3b-7 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), (ii) designated as officers for purposes of Rule 16a-1(f) of the Exchange Act, or (iii) designated as a member of D&B’s Global Leadership Team. A designation shall be recognized for purposes of the preceding sentence if it is made in accordance with D&B’s applicable governance (as in effect at the time in question) for such designation.

“Incentive Compensation” shall mean all bonuses or awards under D&B’s short and long-term incentive compensation plans, including grants and awards under D&B’s equity compensation plans, as well as any other D&B compensation that has a substantial incentive element or that is similar to compensation that is otherwise Incentive Compensation, including spot bonuses.

RECOUPMENT OF INCENTIVE COMPENSATION

The Committee may, in its sole discretion, in appropriate circumstances and to the extent permitted by applicable law, direct D&B to recover the excess amount of any Incentive Compensation granted, awarded, vested or paid to a Covered Executive where:

3.	The grant, award, vesting or payment of the Incentive Compensation was based in whole or part on the achievement of certain financial results that were subsequently the subject of a restatement of the Corporation’s financial statements filed with the U.S. Securities and Exchange Commission due to the material noncompliance of the Corporation with any financial reporting requirements under the securities laws; and

4.	The Incentive Compensation that would have been granted, awarded, vested or paid based upon the financial results as restated is lower than the Incentive Compensation actually granted, awarded, vested or paid.

The Committee may forego requiring recoupment of Incentive Compensation that was unconditionally received by a Covered Executive more than three years before the date on which the Corporation is required to prepare an accounting restatement, to the extent that the Committee determines, in its discretion, that doing so would be consistent with the policies of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Section 954”).

AMOUNT OF RECOUPMENT

D&B shall have the right to recover from the Covered Executive what the Committee determines, in its discretion, is the amount by which the Incentive Compensation actually granted, awarded, vested or paid exceeds the Incentive Compensation that would have been granted, awarded, vested or paid based on the restated financial results.

Where a performance measure was a factor in determining the amount of Incentive Compensation granted, awarded, vested or paid, but the Incentive Compensation is not granted, awarded, vested or paid on a formulaic basis (or where the excess amount of Incentive Compensation otherwise cannot be calculated based solely on comparing the original and restated financials), the Committee will determine the amount, if any, by which the Incentive Compensation will be reduced. The Committee will make this determination in its discretion and based upon considering the purposes of Section 954.

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SOURCES OF RECOUPMENT

The Committee shall determine whether D&B shall effect any such recoupment: (i) by seeking repayment directly from the Covered Executive or the assets of the Covered Executive; (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that is otherwise payable to the Covered Executive under any compensatory plan, program, or arrangement maintained by D&B, including by canceling outstanding equity awards; (iii) by withholding future compensation that otherwise would be provided in accordance with D&B’s usually applicable compensation practices; or (iv) by any combination of the foregoing. However, no recoupment shall be made from any “nonqualified deferred compensation plan” (as defined in Treasury Regulation § 1.409A-1(a)(1)) except to the extent the recoupment can be made without triggering noncompliance with Internal Revenue Code Section 409A(a)(1).

BINDING EFFECT OF DETERMINATIONS

Any determination made by the Committee under this Policy shall be final, binding and conclusive on all parties.

SEVERABILITY

If any provision of this Policy or the application of any such provision to any Covered Executive shall be adjudicated to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Policy, and the invalid, illegal or unenforceable provisions shall be deemed amended to the minimum extent necessary to render any such provision or application enforceable.

NO IMPAIRMENT OF OTHER REMEDIES

This Policy does not preclude D&B from taking any other action to enforce a Covered Executive’s obligations to D&B, including termination of employment or institution of civil or criminal proceedings.

This Policy shall not diminish, negate or otherwise adversely impact D&B’s rights under D&B’s Code of Conduct, Detrimental Conduct Agreement, or any other agreement with a Covered Executive relating to misconduct, noncompetition, confidentiality or employment. D&B’s rights under this Policy are in addition to all such other preserved rights.

This Policy is in addition to the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 that are applicable to D&B’s Chief Executive Officer and Chief Financial Officer.

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WAIVERS AND AMENDMENTS

By written resolution of the Committee (or by other action that is effective Committee action under the Committee’s procedures at the time), this Policy may be waived, amended, modified or rescinded at any time in the sole discretion of the Committee.

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